Exhibit 10.23

CE DOCM-110/02	Recife, April 23, 2002.

Dr. Manoel Carnauba Cortez
Regional Superintendent
Trikem UCS/AL
Maceio — Alagoas

Subject:	Fourteenth Addendum to the Contract of Potency Reserve and Supply of Electric Energy

Dear Sir:

We are returning herewith, duly signed, an original copy of Addendum No. 14 to the Contract of Potency Reserve and Supply of Electric Power, entered by and between CHESF and TRIKEM UCS/AL.

At this time, we transmit to you our best regards.

Very truly yours,

(Signed by) Teófilo de Holanda Cavalcanti
Manager, Energy Trade Division — DOCM
‘Phone/Fax (0**81) 3229-4103/3229-4087
e-mail: teofiloh@chesf.gov.br.

Addendum No. 14 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER.

CONSIDERING:

Considering the present energetic situation in Brazil, and pursuant to Resolution No. 4, of May 22, 2001, Article 13, item I, of the Board for Management of the Electric Energy Crisis — GCE, the CONSUMER requested a revision in the amounts of the contracted demand, which has been accepted by CHESF according to the following clauses:

1st CLAUSE:	The subject matter of this ADDENDUM is to change the contractual demand established in the Contract of Potency Reserve and Supply of Electric Power, appended hereby, according to the table below.

PERIOD OF SUPPLY		PERIOD OF	MONTHLY (VALUES IN KW)
Item	Month/Year	THE YEAR	Peak	Out of Peak
01	February/2002	Wet	153,000	153,000

Recife, February 01, 2002

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,
Director President	Operations Director

TRIKEM S/A.

(illegible signature)	(illegible signature)
name: Manoel Carnaúba Cortez	name: Jorge Santos Figueiredo Neto
position: Superintendent Director	position: Responsible for Chlorine Soda Production

WITNESSES:

(illegible signature)	(illegible signature)
Alvaro Cezar de Almeida	João Henrique de Araújo Franklin Neto
Responsible for Administration	CPF: 192 420 694-34